                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                AMENDMENT NO. 1

                            Current Report Pursuant
                         To Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


      Date of Report (date of earliest event reported): December 19, 1997

                         IMPAC MORTGAGE HOLDINGS, INC.
               (Formerly Imperial Credit Mortgage Holdings, Inc.)

             (Exact Name of Registrant as Specified in its Charter)


                                   California
                 (State or Other Jurisdiction of Incorporation)


        0-27060                           33-0675505
(Commission File Number)      (I.R.S. Employer Identification No.)


                              20371 Irvine Avenue
                      Santa Ana Heights, California 92707
          (Address of Principal Executive Offices, Including Zip Code)


                                 (714) 556-0122
              (Registrant's Telephone Number, Including Area Code)

Item 7.  Financial Statements and Exhibits.
-------  ---------------------------------

(c)  Exhibits.
     ---------

     Exhibit 10.18              Termination Agreement, effective December 19,
                                1997, between Registrant, ICI Funding
                                Corporation, Imperial Credit Industries, Inc.,
                                Imperial Credit Advisors, Inc., and Joseph R.
                                Tomkinson, William S. Ashmore and Richard J.
                                Johnson

     Exhibit 10.19 Services Agreement, effective December 29, 1997, between Registrant, ICI Funding Corporation and
                                Imperial Credit Advisors, Inc.

     Exhibit 10.20              Registration Rights Agreement, effective
                                December 29, 1997, between Registrant and
                                Imperial Credit Advisors, Inc.

                                   SIGNATURES

Pursuant to the requirements of the Exchange Act, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                     IMPAC MORTGAGE HOLDINGS, INC.




Date: February 17, 1998
                                     By:  /s/ Gretchen D. Brunk
                                         __________________________________
                                         Name:  Gretchen D. Brunk
                                         Title: Chief Accounting Officer

                                       3